UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

TEXAS UNITED BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-49928	75-2768656
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 W. Colorado Street La Grange, Texas	78945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (979) 968-8451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of February 23, 2006, Texas United Bancshares, Inc., a Texas corporation (the “Company”), and the parent company of State Bank, La Grange, Texas, GNB Financial, n.a., Gainesville, Texas and Gateway National Bank, Dallas, Texas, accepted the resignation of Joe L. Halpain from the board of directors of the Company. Mr. Halpain cited personal reasons for his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS UNITED BANCSHARES, INC.
(Registrant)

Dated: February 24, 2006	By:	/s/ L. Don Stricklin
L. Don Stricklin
President and Chief Executive Officer